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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 25, 2000

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                                ZORAN CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-27246               94-2794449
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer)
incorporation or organization)                              Identification No.)


         3112 SCOTT BOULEVARD                              95054
        SANTA CLARA, CALIFORNIA
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code:  (408) 919-4111


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 25, 2000, pursuant to an Agreement and Plan of Merger dated as of August 23, 2000 (the "Merger Agreement"), by and among Zoran Corporation, a Delaware corporation ("Zoran"), Zoom Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Zoran ("Sub"), and Nogatech, Inc., a Delaware corporation ("Nogatech"), Sub was merged with and into Nogatech, and Nogatech became a wholly-owned subsidiary of Zoran (the "Merger"). Pursuant to the terms of the Merger Agreement, each share of common stock of Nogatech ("Nogatech Common Stock") was converted into the right to receive 0.166 of a share of common stock of Zoran ("Zoran Common Stock"). Also under the terms of the Merger Agreement, each outstanding option to acquire shares of Nogatech Common Stock ("Nogatech Option") was assumed by Zoran and converted into an option to acquire 0.166 of a share of Zoran Common Stock for each share of Nogatech Common Stock underlying such Nogatech Option.

In the aggregate, as a result of the Merger, Zoran issued approximately 2,506,875 shares of Zoran Common Stock in exchange for the shares of Nogatech Common Stock that were outstanding on October 25, 2000 and the Nogatech Options that were outstanding on such date were converted into options to purchase an aggregate of 1,020,265 shares of Zoran Common Stock (the "Zoran Options"). The Merger was accounted for as a purchase.

The Company prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-4 and a pre-effective amendment to that registration statement, which became effective on October 2, 2000, with respect to the shares of Zoran Common Stock issued in the Merger. In addition, Zoran intends to register with the Commission on Form S-8 the shares of Zoran Common Stock issuable upon exercise of the Zoran Options.

A copy of the press release announcing the effectiveness of the Merger is attached as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) The financial statements of Nogatech required pursuant to Rule 3-05 of Regulation S-X were previously reported in Zoran's Registration Statement on Form S-4 (No. 333-46156), which became effective on October 2, 2000 (the "Registration Statement"), and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

          (b) The pro forma financial information of Nogatech required pursuant to Article 11 of Regulation S-X was previously reported in the Registration Statement, and pursuant to General Instruction B.3. of Form 8-K is not additionally reported herein.

          (c)  EXHIBITS

               Exhibit No.    Description

               2.1 Agreement and Plan of Merger dated as of August 23, 2000 among Zoran Corporation, Zoom Acquisition Corporation and Nogatech, Inc.

               99.1        Press Release dated October 25, 2000.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Zoran Corporation



October 25, 2000                     By: /s/ Levy Gerzberg
                                         -----------------------------
                                         Levy Gerzberg
                                         President and Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------

2.1* Agreement and Plan of Merger dated as of August 23, 2000 among Zoran Corporation, Zoom Acquisition Corporation and Nogatech, Inc.

99.1                Press Release dated October 25, 2000.

* Incorporated by reference to Exhibit 2.1 to the registrant's Registration Statement on Form S-4 (No. 333-46156) filed with the Securities and Exchange Commission, which became effective on October 2, 2000.